SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2005

A.C.T. HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Plantation Street, Worcester, MA 01605
(Address of principal executive offices, including zip code)

(508) 756-1212
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 5.03                                       AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 17, 2005, A.C.T. Holdings, Inc., a Nevada corporation (the “Company”), filed with the Nevada Secretary of State a Certificate of Amendment changing the Company’s name from “A.C.T. Holdings, Inc.” to “Advanced Cell Technology, Inc.”  The Certificate of Amendment becomes effective at 12:01 a.m. (ET) on June 23, 2005 and is attached hereto and incorporated herein by reference as Exhibit 3.1.

In April of 2004, a majority of the shareholders of the Company approved an amendment to the Company’s Articles of Incorporation granting  the Board of Directors of the Company the authority to effect a name change without seeking subsequent approval from the Company’s shareholders.  Pursuant to such authority, the Board of Directors approved the attached Certificate of Amendment effecting the name change. See the Press Release regarding the name change attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits. The following exhibits accompanies this Report:

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press Release, dated as of June 22, 2005, announcing the name change

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C.T. HOLDINGS, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chief Executive Officer

Dated: June 22, 2005

EXHIBITS

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press Release, dated as of June 22, 2005, announcing the name change